                                                                   EXHIBIT 10.33

                                                                Charter No. 4821


                              AMENDED AND RESTATED

                                   CHARTER S

                 FIDELITY FEDERAL BANK, A FEDERAL SAVINGS BANK
                 ---------------------------------------------


     SECTION 1. Corporate Title. The full corporate title of the savings bank is "Fidelity Federal Bank, A Federal Savings Bank".

     SECTION 2. Office. The home office of the savings bank shall be located in Glendale in the County of Los Angeles, State of California.

     SECTION 3. Powers. The savings bank is a capital stock savings bank chartered under Section 5 of the Home Owners' Loan Act and has and may exercise all the express, implied and incidental powers conferred thereby and by all acts amendatory thereof and supplemental thereto, subject to the Constitution and laws of the United States as they are now in effect, or as they may hereafter be amended, and subject to all lawful and applicable rules, regulations, and orders of the Office of Thrift Supervision or any successor agency (the "OTS"). In addition, the savings bank may make any investment and engage in any activity as may be specifically authorized by action of the OTS, including authorization by delegating authority, in connection with action approving the issuance of the charter.
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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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     SECTION 4.  Duration.  The duration of the savings bank is perpetual.

     SECTION 5. Capital Stock. The total number of shares of all classes of the capital stock which the savings bank has authority to issue is one hundred million (100,000,000), of which (a) seventy-three million (73,000,000) shall be Class A Common Stock, par value $.01 per share, ("Class A Common Stock"), (b) fourteen million (14,000,000) shall be Class B Common Stock, par value $.01 per share ("Class B Common Stock"), (c) three million (3,000,000) shall be Class C Common Stock, par value $.01 per share ("Class C Common Stock" and, together with the Class A Common Stock and Class B Common Stock, "Common Stock") and (d) ten million (10,000,000) shall be serial preferred stock. The shares may be issued by the savings bank from time to time as approved by its board of directors without the approval of its stockholders except as otherwise provided in this Section 5. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the stated value per share. Neither promissory notes nor future services shall constitute payment or partial payment for the issuance of shares of the savings


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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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bank.  The consideration for the shares shall be cash, tangible or intangible property, labor or services actually performed for the savings bank or any combination of the foregoing. In the absence of actual fraud in the transaction, the value of such property, labor or services, as determined by the board of directors of the savings bank, shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, that part of the surplus of the savings bank which is transferred to stated capital upon the issuance of shares as a share dividend shall be deemed to be the consideration for their issuance.

     Effective upon filing of this Amended and Restated Charter S of the savings bank, the share of common stock, par value $0.01 per share ("Existing Common Stock"), issued and outstanding immediately prior to the filing hereof shall, without any action on the part of the holder thereof, be reclassified as, and changed into, 4,120,000 shares of Class B Common Stock (the "Temporary Shares"). On the Adjustment Date, each Temporary Share shall, without any action on the part of the holder thereof, be reclassified

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 4
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as, and changed into the quotient of (i) (A) if the Adjusted Stockholders'
Equity of the savings bank is equal to $86,000,000 and only the Base Shares are issued in the Offering, 4,120,000 shares of Class B Common Stock, or (B) if the Adjusted Stockholders' Equity of the savings bank is less than $86,000,000 or if more than the Base Shares are issued in the Offering, the Adjusted Class B Number of Shares, in either case divided by (ii) 4,120,000. In addition, upon
                                 ------- --
such reclassification, if the Adjusted Stockholders' Equity of the savings bank exceeds $86,000,000, each Temporary Share shall also be converted into the right to receive from the savings bank an amount in cash equal to the amount of such excess (the "Excess Amount") divided by 4,120,000. On and after the Adjustment
                             ------- --
Date, each certificate representing Temporary Shares (each, a "Temporary Certificate") shall evidence the number of shares of Class B Common Stock and the right to receive the Excess Amount, if any, into which such Temporary Shares are reclassified. As promptly as practicable after presentation to the savings bank at its principal office of a Temporary Certificate, duly endorsed to the savings bank or in blank or accompanied by stock powers duly executed to the savings

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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bank or in blank, representing Temporary Shares, the savings bank shall deliver to or upon the written order of the holder thereof certificates evidencing the number of shares of Common Stock and the Excess Amount, if any, into which such Temporary Shares are reclassified. Notwithstanding the foregoing, no Temporary Shares shall be reclassified as fractional shares of Class B Common Stock pursuant hereto. In lieu of the reclassification of any Temporary Shares as a fractional share of Class B Common Stock such Temporary Shares shall be reclassified as (in lieu of any fractional share of Class B Common Stock into which such Temporary Shares would otherwise be reclassified, calculated as to each holder based on the aggregate number of shares held by such holder) an amount in cash equal to such fraction multiplied by $5.25. All share calculations pursuant to this paragraph shall be calculated to the fourth decimal place and rounded to the nearest ten-thousandth of a share with five one hundred-thousandths of a share being rounded upward to the next ten-thousandth of a share, and all dollar amounts shall be rounded to the nearest cent, with one half of one cent being rounded upward to the nearest cent.

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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     "Adjusted Stockholders' Equity" shall have the meaning assigned to such term in the Form OC (as defined below). "Adjustment Date" shall mean the date on which the savings bank delivers the Bank Certificate to Citadel Holding Corporation. "Bank Certificate" shall mean a certificate of the savings bank, executed on behalf of the savings bank by the Chief Executive Officer and Chief Financial Officer of the savings bank, and setting forth in reasonable detail the Adjusted Stockholders' Equity of the savings bank. "Adjusted Class B Number of Shares" shall mean a number of shares of Class B Common Stock determined such that the quotient of (i) the sum of Adjusted Stockholders' Equity per share of Common Stock (as set forth in the Bank Certificate) at June 30, 1994 plus the
                                                                     ----
net proceeds of the offering and sale by the savings bank of shares of Class A Common Stock and Class C Common Stock (the "Offering") pursuant to the Form OC (OTS Docket No. 5770) (in the form in which such Form OC is declared effective by the OTS, the "Form OC") filed with the OTS (net of expenses) divided by (ii)
                                                                ------- --
the number of outstanding shares of Common Stock after the Offering (giving effect to any reduction in the outstanding shares of Class B Common Stock upon the reclassification of

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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the Temporary Shares pursuant to this Section 5) is equal to the amount it would have if Adjusted Stockholders' Equity had equaled $86,000,000, only the Base Shares had been issued in the Offering and 4,120,000 shares of Class B Common Stock were outstanding. "Base Shares" shall mean 20,952,381 shares of Class A Common Stock and Class C Common Stock offered in the Offering.

     Effective at 12:01 A.M. on (i) the day immediately following the Adjustment Date, if no Excess Amount is required to be paid or (ii) if an Excess Amount is required to be paid hereunder, the day on which the Excess Amount is paid in full, this paragraph, the two immediately preceding paragraphs of this Section 5 and the last proviso to Section 5(A)(2)(a)(i) shall be deemed to have no further effect and to be deleted from this Amended and Restated Charter S. Notwithstanding such deletion, the reclassification effected pursuant to such paragraphs (including the payment of any Excess Amount) shall remain in effect after such deletion, and the number of outstanding shares of Class B Common Stock shall remain unaffected by such deletion.

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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     Subject to the rights of any preferred stock outstanding from time to time and except as otherwise expressly provided in Section 5(A) hereof, nothing contained in this Section 5 (or in any supplementary sections hereto) shall entitle the holders of any class or series of capital stock to vote as a separate class or series or to more than one vote per share; provided, however, that this restriction on voting separately by class or series shall not apply to any amendment which would adversely change the specific terms of any class or series of capital stock as set forth in this Section 5 (or in any supplementary sections hereto). An amendment which increases the number of authorized shares of any class or series of capital stock, or substitutes the surviving savings bank or the entity in a merger or consolidation for the savings bank, shall not be considered to be such an adverse change.

     No shares of capital stock (including shares issuable upon conversion, exchange or exercise of other securities) shall be issued, directly or indirectly, to officers, directors or controlling persons of the savings bank other than as part of a general public offering, unless their issuance or the plan under which they would be issued has

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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been approved by a majority of the total number of outstanding shares of Class A
Common Stock.

     A description of the different classes and series of the savings bank's capital stock and a statement of the designations, and the relative rights, preferences and limitations of the shares of each class of and series of capital stock are as follows:

(A) Common Stock. Except as provided in this Section 5 (or in any supplementary
    ------------
sections hereto) the holders of the Common Stock shall exclusively possess all voting power.

     (1) Class A Common Stock. The shares of Class A Common Stock, shares of Class B Common Stock and shares of Class C Common Stock shall be identical in all respects and shall have equal rights and privileges except as set forth in this Section 5.

          (a)  Dividends and Distributions.

               (i) Subject to all of the rights of any preferred stock outstanding from time to time and Sections 5(A)(1)(a)(ii) and (iii) below, such dividends and distributions as may be determined by the Board of Directors of the savings bank from time to time may be declared and paid or made upon

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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          the Class A Common Stock out of any source at the time lawfully available for the payment of dividends provided that identical dividends or distributions are declared and paid or made concurrently upon the Class B Common Stock and Class C Common Stock.

              (ii) No dividend may be declared and paid or made in Class A Common Stock unless the dividend is payable only to holders of Class A Common Stock and both (1) a dividend payable in Class B Common Stock is declared and paid or made concurrently in respect of outstanding shares of Class B Common Stock in the same number of shares of Class B Common Stock per outstanding share and (2) a dividend payable in Class C Common Stock is declared and paid or made concurrently in respect of outstanding shares of Class C Common Stock in the same number of shares of Class C Common Stock per outstanding share.

             (iii) No distribution of rights to acquire shares of Class A Common Stock may be made unless such distribution is made only in respect of

                                       10
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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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          Class A Common Stock and a distribution of rights to acquire shares of
          Class B Common Stock and Class C Common Stock is made concurrently in respect of outstanding shares of Class B Common Stock and Class C Common Stock, respectively, with such rights evidencing the right to acquire the same number of shares of each class per outstanding share and including identical terms as the rights distributed to holders of Class A Common Stock.

          (b) Stock Combinations and Subdivisions. Subject to the rights of any preferred stock outstanding from time to time and the provisions of Sections 5(A)(2)(b) and 5(A)(3)(b) hereof, the Class A Common Stock may be combined or subdivided in such manner as may be permitted by applicable law; provided,
                                                                 ---------
however, that the Class A Common Stock shall not be combined or subdivided
- - --------
unless concurrently therewith there is a proportionate combination or subdivision of both the Class B Common Stock and the Class C Common Stock.

          (c) Voting. Subject to the rights of any preferred stock outstanding from time to time and the

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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provisions of Sections 5(A)(2)(c) and 5(A)(3)(c) hereof, the Class A Common
Stock shall have exclusive voting power and shall have one vote per share. Without limiting the generality of the foregoing:

               (i) With respect to the election of directors of the savings bank, the holders of Class A Common Stock shall (subject to voting rights that may be granted to holders of preferred stock outstanding from time to time) be entitled to elect all directors.

              (ii) The holders of the Class A Common Stock shall (subject to voting rights that may be granted to holders of preferred stock outstanding from time to time) be entitled to vote on the removal, with or without cause, of any director.

             (iii) Any vacancy in the office of a director shall (subject to voting rights that may be granted to holders of preferred stock outstanding from time to time) be filled by a vote of the holders of Class A Common Stock or, in the absence of a stockholder vote, by the remaining directors.

     (2)  Class B Common Stock.

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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          (a)  Dividends and Distributions.

               (i) Subject to the rights of any preferred stock outstanding from time to time and the provisions of Sections 5(A)(2)(a)(ii) and
          (iii) below, such dividends and distributions as may be determined by the Board of Directors of the savings bank from time to time may be declared and paid or made upon the Class B Common Stock out of any source at the time lawfully available for the payment of dividends provided that identical dividends or distributions are declared and paid or made concurrently upon the Class A Common Stock and the Class C Common Stock; provided, however, that no such concurrent dividend
                          --------  -------
          shall be required in the event of the payment of the Excess Amount to the holders of the Class B Common Stock pursuant to the second paragraph of Section 5 hereof.

              (ii) No dividend may be declared and paid or made in Class B Common Stock unless the dividend is payable only in respect of Class B Common Stock and both (1) a dividend payable in Class A Common

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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          Stock is declared and paid or made concurrently in respect of outstanding shares of Class A Common Stock in the same number of shares of Class A Common Stock per outstanding share and (2) a dividend payable in Class C Common Stock is declared and paid or made concurrently in respect of outstanding shares of Class C Common Stock in the same number of shares of Class C Common Stock per outstanding share.

             (iii) No distribution of rights to acquire shares of Class B Common Stock may be made unless such distribution is made only in respect of Class B Common Stock and a distribution of rights to acquire shares of Class A Common Stock and Class C Common Stock is made concurrently in respect of outstanding shares of Class A Common Stock and Class C Common Stock, respectively, with such rights evidencing the right to acquire the same number of shares of each class per outstanding share and including identical terms as the rights distributed to holders of Class B Common Stock.

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Fidelity Federal Bank
  A Federal Savings Bank
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          (b)  Stock Combinations and Subdivisions.  Subject to the rights of any preferred stock outstanding from time to time and the provisions of Sections 5(A)(1)(b) and 5(A)(3)(b) hereof, the Class B Common Stock may be combined or subdivided in such manner as may be permitted by applicable law; provided, however, that if the Class B Common Stock is combined or
          --------  -------
     subdivided, a proportionate combination or subdivision of both the Class A Common Stock and the Class C Common Stock shall be made concurrently therewith.

          (c)  Voting.  Except as otherwise expressly provided in this paragraph
     (c) or as otherwise required by law, the holders of Class B Common Stock shall have no right to vote on any matters to be voted on by the stockholders of the savings bank (including, without limitation, any election or removal of the directors of the savings bank). Notwithstanding the foregoing, the holders of Class B Common Stock shall have the following voting rights and one vote per share:

               (i) No amendment, modification or waiver of any provision of this Amended and Restated Charter S, in any such case which would adversely

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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          affect the rights of the Class B Common Stock (including, without limitation, any increase or decrease in the percentage of shares of outstanding Class B Common Stock required to approve any such amendment, modification or waiver) will be effective without the prior affirmative vote of the holders of a majority of shares of Class B Common Stock at the time outstanding voting as a separate class.

              (ii) The holders of the Class B Common Stock shall be entitled to vote, (A) together with the holders of the Class A Common Stock, all such holders of Class A Common Stock and Class B Common Stock voting together as a single class, on any consolidation or merger of the savings bank with or into another Person, any merger of another Person into the savings bank or any sale or conveyance of all or substantially all of the assets of the savings bank to any Person, in each case if, and only if, the holders of the Class A Common Stock are entitled to vote on such matter and (B) together with the holders of Class A

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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          Common Stock and Class C Common Stock, all such holders of Class A
          Common Stock, Class B Common stock and Class C Common Stock voting together as a single class, on any dissolution of the savings bank.

             (iii) Notwithstanding anything herein to the contrary, until shares of Class A Common Stock are issued and become outstanding, the holders of Class B Common Stock shall have all voting power (subject to voting rights that may be granted to holders of preferred stock outstanding from time to time), which voting power shall be exclusive.

          (d)  Automatic Conversion.

               (i) Upon the Transfer (other than by way of a dividend or distribution by CHC to its stockholders generally) by a holder of one or more shares of Class B Common Stock (the "Transferred Shares") and delivery by the transferor to the savings bank of a certificate in form and substance reasonably satisfactory to the savings bank to the effect that, to the best of the transferor's knowledge, immediately after such

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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          Transfer, none of the Transferred Shares will be CHC Shares, or, if any of the Transferred Shares will be CHC Shares, specifying such shares, then the Transferred Shares, other than any CHC Shares, shall immediately and automatically be converted into an equal number of shares of Class A Common Stock. As promptly as practicable after presentation to the savings bank at its principal office of the certificate or certificates, duly endorsed to the savings bank or in blank or accompanied by stock powers duly executed to the savings bank or in blank, representing the Transferred Shares, together with the certificate of the transferor thereof referred to above, the savings bank shall issue and deliver, to or upon the written order of the transferee, certificates representing the shares, if any, of Class A Common Stock into which such Transferred Shares are converted. In case any certificate for shares of Class B Common Stock shall be surrendered for Transfer of only a part of the shares represented thereby or in case any of the Transferred Shares

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Fidelity Federal Bank
  A Federal Savings Bank
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          shall be CHC Shares, the savings bank shall deliver, as promptly as practicable after such surrender, to or upon the written order of the transferor, a certificate or certificates for the number of shares of Class B Common Stock represented by such surrendered certificate that have not been converted into shares of Class A Common Stock.

              (ii) Upon the Transfer by way of a dividend or distribution by CHC to its stockholders generally of one or more shares of Class B Common Stock (the "Distributed Shares"), all Distributed Shares constituting Eligible Distributed Shares shall immediately and automatically be converted into an equal number of shares of Class A Common Stock. As promptly as practicable after presentation to the savings bank at its principal office of the certificate or certificates, duly endorsed to the savings bank or in blank or accompanied by stock powers duly executed to the savings bank or in blank, representing the Distributed Shares, the savings bank shall issue

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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          and deliver, to or upon the written order of the transferee, certificates representing the shares, if any, of Class A Common Stock into which such Transferred Shares are converted. In case any certificate for shares of Class B Common Stock shall be surrendered for Transfer by way of such dividend or distribution of only a part of the shares represented thereby or in case any of the Distributed Shares shall not be Eligible Distributed Shares, the savings bank shall deliver, as promptly as practicable after such surrender, to or upon the written order of the transferor (in the case of a Transfer of only part of such shares) or transferee (in the case of a Transfer of Distributed Shares that are not Eligible Distributed Shares), a certificate or certificates for the number of shares of Class B Common Stock represented by such surrendered certificate that have not been converted into shares of Class A Common Stock.

              (iii) If, at any time, the number of issued and outstanding shares of Class B Common Stock

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Fidelity Federal Bank
  A Federal Savings Bank
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          shall be less than 10% of the aggregate number of issued and outstanding shares of Common Stock, all such outstanding shares of Class B Common Stock shall, without any further action by the holder thereof, immediately and automatically be converted into an equal number of shares of Class A Common Stock. Upon any such automatic conversion, as promptly as practicable after presentation to the savings bank at its principal office of the certificate or certificates, duly endorsed to the savings bank or in blank or accompanied by stock powers duly executed to the savings bank or in blank, representing any shares of Class B Common Stock, the savings bank shall issue and deliver to or upon the written order of the registered holder of such shares of Class B Common Stock, certificates representing the shares of Class A Common Stock into which such shares of Class B Common Stock are converted.

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Fidelity Federal Bank
  A Federal Savings Bank
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     (3)  Class C Common Stock.

          (a)  Dividends and Distributions.

               (i) Subject to the rights of any preferred stock outstanding from time to time and the provisions of Sections 5(A)(3)(a)(ii) and
          (iii) below, such dividends and distributions as may be determined by the Board of Directors of the savings bank from time to time may be declared and paid or made upon the Class C Common Stock out of any source at the time lawfully available for the payment of dividends provided that identical dividends or distributions are declared and paid or made concurrently upon the Class A Common Stock and the Class B Common Stock.

               (ii) No dividend may be declared and paid or made in Class C Common Stock unless the dividend is payable only in respect of Class C Common Stock and both (1) a dividend payable in Class A Common Stock is declared and paid or made concurrently in respect of outstanding shares of Class A Common Stock in the same number of shares of Class A Common Stock per outstanding share and (2) a

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Fidelity Federal Bank
  A Federal Savings Bank
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          dividend payable in Class B Common Stock is declared and paid or made concurrently in respect of outstanding shares of Class B Common Stock in the same number of shares of Class B Common Stock per outstanding share.

             (iii) No distribution of rights to acquire shares of Class C Common Stock may be made unless such distribution is made only in respect of Class C Common Stock and a distribution of rights to acquire shares of Class A Common Stock and Class B Common Stock is made concurrently in respect of outstanding shares of Class A Common Stock and Class B Common Stock, respectively, with such rights evidencing the right to acquire the same number of shares of each class per outstanding share and including identical terms as the rights distributed to holders of Class C Common Stock.

          (b) Stock Combinations and Subdivisions. Subject to the rights of any preferred stock outstanding from time to time and the provisions of Sections 5(A)(1)(b) and 5(A)(2)(b) hereof, the Class C Common Stock may be

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Fidelity Federal Bank
  A Federal Savings Bank
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     combined or subdivided in such manner as may be permitted by applicable law; provided, however, that if the Class C Common Stock is combined or
          --------  -------
     subdivided, a proportionate combination or subdivision of both the Class A Common Stock and Class B Common Stock shall be made concurrently therewith.

          (c)  Voting.  Except as otherwise expressly provided in this paragraph
     (c) or as otherwise required by law, the holders of Class C Common Stock shall have no right to vote on any matters to be voted on by the stockholders of the savings bank (including, without limitation, any election or removal of the directors of the savings bank). Notwithstanding the foregoing, (i) no amendment, modification or waiver of any provision of this Amended and Restated Charter S, in any such case which would adversely affect the rights of the Class C Common Stock (including, without limitation, any increase or decrease in the percentage of shares of outstanding Class C Common Stock required to approve any such amendment, modification or waiver) will be effective without the prior affirmative vote of the holders of a majority of shares of Class C Common

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Fidelity Federal Bank
  A Federal Savings Bank
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     Stock at the time outstanding voting as a separate class with each outstanding share of Class C Common Stock having one vote per share and
     (ii) the holders of shares of Class C Common Stock shall be entitled to vote, together with the holders of Class A Common Stock and Class B Common Stock, all such holders of Class A Common Stock, Class B Common Stock and Class C Common Stock voting together as a single class, on any dissolution of the savings bank.

          (d)  Conversion Upon Certain Transfers.

               (i)  In connection with any Transfer of shares of Class C Common
          Stock:
                    a. in a public offering registered with the OTS pursuant to 12 C.F.R. Part 563g (or any successor provision);

                    b. in a Transfer (otherwise than to the savings bank, the Parent or a Controlled Subsidiary) in which the transferor shall make reasonable efforts to prevent the sale to any single person or group of persons acting in concert of a number of shares of Class C Common Stock which, if converted into

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Fidelity Federal Bank
  A Federal Savings Bank
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               Class A Common Stock, would represent more than two percent (2%)
               of the sum of (1) the outstanding shares of Class A Common Stock and (2) if, and only if, an interpretation is obtained from the Board of Governors of the Federal Reserve System or the staff thereof to the effect that the Class B Common Stock is considered for Regulation Y purposes the same class as the Class A Common Stock, the outstanding shares of Class B Common Stock; or

                    c. after any required federal regulatory approvals have been obtained, in a single transaction to a third party who acquires or has acquired at least a majority of the Class A Common Stock (including shares of Class A Common Stock issuable on conversion of Class B Common Stock and Class C Common Stock) without regard to the Transfer of such Class C Common Stock, the purchaser or transferee of such Class C Common Stock may exchange such Class C Common Stock for

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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          Class A Common Stock by presenting to the savings bank the certificates, duly endorsed to the savings bank or in blank or accompanied by stock powers duly executed to the savings bank or in blank, representing the shares of Class C Common Stock, together with a certificate in form and substance reasonably acceptable to the savings bank evidencing compliance with Section 5(A)(3)(d)(i). Upon presentment of such evidence as aforesaid, the savings bank shall deliver as promptly as practicable to such purchaser or transferee certificates representing such number of shares of Class A Common Stock as is equal to the number of shares of Class C Common Stock so presented. In case any certificate for shares of Class C Common Stock shall be surrendered for Transfer of only a part of the shares represented thereby, the savings bank shall deliver, as promptly as practicable after such surrender, to or upon the written order of the transferor, a certificate or certificates for the number of shares of Class C Common Stock represented by such

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 28
- - ------------------------------

          surrendered certificate that have not been converted into shares of Class A Common Stock. Notwithstanding the foregoing, in the event of a Regulatory Change, the effect of which is to permit a holder of Class C Common Stock which is a Regulated Stockholder to Transfer such shares in a transaction that would permit the transferee to convert the Class C Common Stock into Class A Common Stock, then this Section 5(A)(3)(d)(i) shall be deemed modified to permit such conversion upon such Transfer.

               (ii) Shares of Class C Common Stock which are not Transferred in a Transfer satisfying the requirements of Section 5(A)(3)(d)(i) shall not be convertible into Class A Common Stock by the purchaser or transferee in such Transfer but such shares of Class C Common Stock shall be convertible upon any subsequent Transfer that does satisfy the requirements of such Section.

     (4) Reservation of Shares. The savings bank shall at all times reserve and keep available out of the authorized and unissued shares of Class A Common Stock, solely for the

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 29
- - ------------------------------

purpose of effecting the conversion of the outstanding shares of Class B Common Stock and Class C Common Stock, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Class B Common Stock and Class C Common Stock. If, notwithstanding the foregoing, at any time, the number of authorized and unissued shares of Class A Common Stock shall not be sufficient to effect conversion of the then outstanding shares of Class B Common Stock and Class C Common Stock, the savings bank shall take such corporate action as may be necessary to increase the number of authorized and unissued shares of Class A Common Stock to such number as shall be sufficient for such purposes.

     (5) Redemptions, etc. The savings bank will not directly or indirectly redeem, purchase, acquire or take any other action affecting outstanding shares of capital stock of the savings bank if such action will increase the percentage of outstanding voting securities owned or controlled by any Regulated Stockholder and its Affiliates (other than a stockholder which waives in writing its rights under this Section 5(A)(5)), unless the savings bank gives written notice (the "Deferral Notice") of such action to

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 30
- - ------------------------------

each Regulated Stockholder. The savings bank will defer making any such redemption, purchase or other acquisition, or taking any other action, for a period of 20 days (the "Deferral Period") after giving the Deferral Notice in order to allow each Regulated Stockholder to determine whether it wishes to take any action with respect to the Common Stock it owns, controls or has the power to vote. The savings bank will not directly or indirectly redeem, purchase, acquire or take any other action affecting outstanding shares of Common Stock of the savings bank if such action will increase over 24.9% the percentage of outstanding Common Stock owned or controlled by any Regulated Stockholder and its Affiliates (other than a stockholder which waives in writing its rights under this Section 5(A)(5)). The provisions of this paragraph (5) shall not apply if, and only so long as, the Class A Common Stock is listed on a national securities exchange or admitted for quotation on the Nasdaq National Market or any successor thereto.

     (6) Reorganizations, Reclassifications, Mergers, Etc. In the event there shall be a capital reorganization, reclassification of the stock of the savings bank,

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 31
- - ------------------------------

consolidation or merger of the savings bank with or into another Person or sale or conveyance of all or substantially all of the assets of the savings bank to any Person, the amount of any cash, securities or other assets, or any combination thereof, issuable or distributable in respect of each share of Common Stock of each class shall be identical.

     (7) Certain Definitions. For purposes of this Section 5 the following defined terms shall have the meanings specified.

     "Affiliate" shall mean, with respect to any Person, any other Person that,
      ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

     "Beneficially Owned", when used in connection with any Person with respect
      ------------------
to any shares of Common Stock, shall mean shares of which such Person, together with the Affiliates of such Person, would be deemed to be a beneficial owner within the meaning of Rule 13d-3 or 13d-5 under the Exchange Act; and the term "Beneficial Ownership" shall have a meaning correlative to the foregoing.

     "CHC" shall mean Citadel Holding Corporation.
      ---

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
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- - ------------------------------

     "CHC Shares"  shall mean, with respect to any shares of Class B Common
      ----------
Stock Transferred, any of such shares that, immediately after such Transfer, will be Beneficially Owned by CHC or any successor thereto or any Affiliate of CHC or such successor or Group of which CHC or any such Affiliate or successor is a member.

     "Controlled Subsidiary" means any direct or indirect subsidiary of the
      ---------------------
Parent.

     "Eligible Distributed Shares" shall mean, with respect to any shares of
      ---------------------------
Class B Common Stock, Beneficial Ownership of which is Transferred by CHC to a stockholder of CHC by a dividend or distribution made to stockholders of CHC generally, all or any portion of such shares as to which the Beneficial Owner (or if there shall be more than one, all Beneficial Owners) immediately after such distribution of such shares delivers to the savings bank a certificate in form and substance reasonably satisfactory to the savings bank to the effect that the shares of Class B Common Stock so distributed, or portion thereof, when added to all other shares of Class B Common Stock Beneficially Owned immediately prior to such distribution by such Beneficial Owner or Beneficial Owners and any shares of Class B Common

Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 33
- - ------------------------------

Stock Beneficially Owned immediately prior to such distribution by all other members of any Group of which such Beneficial Owner is, or Beneficial Owners are, members, do not exceed five percent of all outstanding shares of Common Stock.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Group" shall mean any group of Persons formed for the purpose of
      -----
acquiring, holding, voting or disposing of securities which would be required under Section 13(d) of the Exchange Act and the rules and regulations thereunder (as now in effect and based on present legal interpretations thereof) to file a statement on Schedule 13D as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned securities of a class representing more than 5% of all securities of such class then outstanding.

     "Parent" means the ultimate Parent of a holder of Class C Common Stock.
      ------

     "Person" shall mean an individual, corporation, partnership, trust,
      ------
unincorporated organization, government

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 34
- - ------------------------------

or any agency or political subdivision thereof or any other entity that may be treated as a person under applicable law.

     "Regulated Stockholder" shall mean any stockholder that is subject to the
      ---------------------
provisions of Regulation Y as a bank holding company or a subsidiary thereof or to 12 C.F.R. Part 574 as a savings and loan holding company or a subsidiary thereof and that holds shares of Common Stock of the savings bank, or shares issued upon the conversion(s) of such shares.

     "Regulatory Change" means, with respect to any Regulated Stockholder, (i)
      -----------------
any change on or after the date this Amended and Restated Charter S is declared effective by the OTS under United States federal laws or regulations (including the Bank Holding Company Act and Regulation Y thereunder); (ii) the adoption on or after such date of any interpretation or ruling applying to a class of Persons including such Regulated Stockholder under any United States federal laws or regulations by any court or governmental or regulatory authority charged with the interpretation or administration thereof; or (iii) the modification on or after such date of any agreement or commitment of any such

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 35
- - ------------------------------

governmental or regulatory authority that is applicable to or binding upon such Regulated Stockholder.

     "Regulation Y" shall mean Regulation Y of the Board of Governors of the
      ------------
Federal Reserve System, 12 C.F.R. Part 225 (or any successor to such
Regulation).

     "Transfer" shall mean to transfer, sell, assign, give, place in trust
      --------
(voting or otherwise), transfer by operation of law or in any other way dispose of, directly or indirectly, and whether or not voluntarily, any shares of Class B Common Stock or Class C Common Stock of the savings bank; provided, however, that no pledge, lien, security interest or other encumbrance shall be deemed to be a Transfer unless and until such pledge, lien, security interest or encumbrance has been foreclosed and any rights of redemption in connection therewith have expired.

     (8)  Automatic Removal.
     (a) Removal of Class B Common Stock Provisions. At the earliest time when no shares of Class B Common Stock shall be outstanding, the following provisions of Section 5 shall be deemed to have no effect and shall be modified as provided below or deleted and removed from this Amended and Restated Charter to the extent that such provisions have not

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 36
- - ------------------------------

already been modified or removed from this Amended and Restated Charter S; provided, that such modification, deletion and removal shall not affect the
- - --------
conversion of any shares of Class B Common Stock into other securities of the savings bank or the validity of any such securities:

          (i) First paragraph, from "(b) fourteen million" through "('Class B Common Stock')," and "and Class B Common Stock" in clause (c);

         (ii)  Second paragraph;

        (iii)  Third paragraph;

         (iv)  Fourth paragraph;

          (v) Section 5(A)(1), ", shares of Class B Common Stock";

         (vi) Section 5(A)(1)(a)(i), "Class B Common Stock and";

        (vii) Section 5(A)(1)(a)(ii) from "both (1) a dividend payable" through "Class B Common Stock per outstanding share and (2)";

       (viii) Section 5(A)(1)(a)(iii)(a.) from "both (1) such distribution" through "share of each class and (2)";

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 37
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         (ix) Section 5(A)(1)(a)(iii)(b.), both references to "Class B Common
     Stock and" and ", respectively,";

          (x) Section 5(A)(1)(b), "both the Class B Common Stock and" in the first sentence;

         (xi) Section 5(A)(1)(c), change "provisions" to "provision" and "Sections" to "Section", remove "5(A)(2)(c) and";

        (xii)  Section 5(A)(2) in its entirety;

       (xiii)  Section 5(A)(3)(a)(i), "and the Class B Common Stock";

        (xiv) Section 5(A)(3)(a)(ii), "both (1)" and from "and (2) a dividend payable" through "Class B Common Stock per outstanding share";

         (xv) Section 5(A)(3)(a)(iii), both references to "and Class B Common Stock" and ", respectively,";

        (xvi)  Section 5(A)(3)(b), "both", "and the Class B Common Stock", "and
     Section 5(A)(2)(b)" and the last letter of "Sections";

       (xvii) Section 5(A)(3)(d)(i)(b.), "sum of (1) the" and from "and, if and only if, the Class B Common Stock" through "Class A Common Stock, Class B Common Stock";

Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 38
- - ------------------------------

      (xviii)  Section 5(A)(3)(d)(i)(c.), "Class B Common Stock and";

        (xix)  Section 5(A)(4), all references to "Class B Common Stock and";
     and

         (xx) Section 5(A)(7), definitions of "Beneficially Owned", "CHC Shares", "Exchange Act", "Excluded Shares" and "Group" and "Class B Common Stock or" in the definition of "Transfer".

        (xxi) Upon the consecutive renumbering of each remaining Section, subsection and paragraph of this Amended and Restated Charter S and after giving effect to each of the provisions of paragraphs (i) through (xix) of this Section 5(A)(8)(a), this Section 5(A)(8)(a).

     (b) Removal of Class C Common Stock Provisions. At the earliest time when no shares of Class C Common Stock shall be outstanding, the following provisions of Section 5 shall be deemed to have no further effect and shall be modified as provided below or deleted and removed from this Amended and Restated Charter to the extent that such provisions have not already been modified or removed from this Amended and Restated Charter S; provided, that such
                                     --------

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 39
- - ------------------------------

modification, deletion and removal shall not affect the conversion of any shares of Class C Common Stock into other securities of the savings bank or the validity of any such securities:

          (i) First paragraph, "), (c) three million (3,000,000) shall be Class C Common Stock, par value $.01 per share ('Class C Common Stock'" and "and Class B Common Stock" in clause (c);

         (ii) Section 5(A)(1), "and shares of Class C Common Stock"; and, if necessary, the word "and" shall be added before "shares of Class B Common Stock" if such words have not been previously deleted pursuant to Section 5(A)(8)(a);

        (iii) Section 5(A)(1)(a)(i), "and Class C Common Stock";

         (iv) Section 5(A)(1)(a)(ii), "both (1)" and from "and (2) a dividend payable" through "Class C Common Stock per outstanding share";

          (v) Section 5(A)(1)(a)(iii)(a.), "both (1)" and from "and (2) a distribution of rights" through "and including identical terms";

Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 40
- - ------------------------------

         (vi) Section 5(A)(1)(a)(iii)(b.), both references to "and Class C Common Stock" and ", respectively,";

        (vii) Section 5(A)(1)(b), "both" and "and the Class C Common Stock" in the first sentence;

       (viii) Section 5(A)(1)(c), change "provisions" to "provision" and "Sections" to "Section", remove "and 5(A)(3)(c)";

         (ix) Section 5(A)(2)(a)(i), "and the Class C Common Stock";

          (x) Section 5(A)(2)(a)(ii), "both (1)" and from "and (2) a dividend payable" through "Class C Common Stock per outstanding share";

         (xi) Section 5(A)(2)(a)(iii), both references to "and Class C Common Stock" and ", respectively,";

        (xii) Section 5(A)(2)(b), "both" and "and the Class C Common Stock," the last letter of "Sections" and "and 5(A)(3)(b)";

       (xiii)  Section 5(A)(3) in its entirety;

        (xiv) Section 5(A)(4), all references to "and Class C Common Stock" and, if necessary, the word "and" shall be added before "Class B Common Stock"; and

Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 41
- - ------------------------------

         (xv) Section 5(A)(7), definition of "Regulation Y" and "or Class C Common Stock" in the definition of "Transfer".

        (xvi) Upon the consecutive renumbering of each remaining Section, subsection and paragraph of this Amended and Restated Charter and after giving effect to each of the provisions of paragraphs (i) through (xiv) of this Section 5(A)(8)(b), this Section 5(A)(8)(b).

     (c) Removal of Remaining Classification Provisions. At the earliest time when no shares of either Class B Common Stock or Class C Common Stock shall be outstanding, the following provisions of Section 5 shall be deemed to have no further effect and shall be modified as provided below or deleted and removed from this Amended and Restated Charter to the extent that such provisions have not already been modified or removed from this Amended and Restated Charter S; provided, that such modification, deletion and removal shall not affect the
- - --------
conversion of any shares of Class B Common Stock or Class C Common Stock into other securities of the savings bank or the validity of any such securities:

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 42
- - ------------------------------

          (i) First paragraph, from "and, together with" through "'Common Stock')";

         (ii) Section 5(A)(1), "except as set forth in this Section 5";

        (iii) Section 5(A)(1)(a)(i), "and paragraphs (a)(ii) and (iii) below" and "provided that identical dividends or distributions are declared and paid or made concurrently upon the";

         (iv)  Section 5(A)(1)(a)(ii);

          (v)  Section 5(A)(1)(a)(iii);

         (vi)  Section 5(A)(1)(b), other than the first sentence thereof;

        (vii) Section 5(A)(1)(c), "and the provisions of Sections 5(A)(2)(c) and 5(A)(3)(c) hereof"

       (viii)  Section 5(A)(4);

         (ix)  Section 5(A)(6);

          (x) Any references to "Class A Common Stock" appearing anywhere in this Amended and Restated Charter S shall be changed to read "Common Stock"; and

         (xi) Upon the consecutive renumbering of each remaining Section, subsection and paragraph of this Amended and Restated Charter S and after giving effect

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 43
- - ------------------------------

     to each of the provisions of Sections 5(A)(8)(a), 5(A)(8)(b) and 5(A)(8)(c)(i)-(x), this Section 5(A)(8).

     (9) Restrictions on Transfer of Common Stock. The Class A Common Stock and Class C Common Stock sold pursuant to the Form OC may not be Transferred prior to the date 30 days after the date on which this Amended and Restated Charter S becomes effective, and the Class B Common Stock may not be Transferred prior to the date 45 days after the date on which this Amended and Restated Charter S becomes effective. Until the filing (the "10-K Filing Date") by the savings bank with the OTS of the savings bank's Annual Report on Form 10-K for its next fiscal year following the fiscal year ended December 31, 1993, such Class A Common Stock and Class C Common Stock may be Transferred only in blocks of 100,000 shares or more, except as described below. During the period referred to in the immediately preceding sentence, the savings bank and transfer agent for the Common Stock will not register any Transfer of Common Stock except where the transferee provides written certification reasonably acceptable to the savings bank that the shares of Common Stock are being Transferred only to the Beneficial Ownership of an Affiliate of the Transferor or an investment

Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 44
- - ------------------------------

account under the control of the Transferor or an Affiliate of the Transferor. Any purported Transfer of Common Stock in violation of this Section 5(A)(9) shall be void, and the savings bank and the transfer agent for the Common Stock will not register any Transfer of Common Stock in violation of this Section 5(A)(9). Effective at 12:01 A.M. on the date immediately following the 10-K Filing Date, this paragraph 9 shall be deemed to have no further effect and to be deleted from this Amended and Restated Charter S.

     (B) Serial Preferred Stock. Subject to the approval of the provisions of any supplementary sections by the OTS, and except as provided in this Section 5, the board of directors of the savings bank is authorized by resolution or resolutions from time to time adopted, to provide in supplementary sections hereto for the issuance of serial preferred stock in series and to fix and state the voting powers, designation, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof, including, but not limited to, determination of any of the following:

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 45
- - ------------------------------

          (1) The distinctive serial designation and the number of shares constituting such series;

          (2) The dividend rates or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

          (3) The voting powers, full or limited, if any, of shares of such series;

          (4) Whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions on which, such shares may be redeemed;

          (5) The amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the savings bank;

          (6) Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 46
- - ------------------------------

     the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such fund;

          (7) Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the savings bank and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (8) The price or other consideration for which the shares of such series shall be issued; and

          (9) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

          Each share of each series of serial preferred stock shall have the same relative rights as and be

Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 47
- - ------------------------------

     identical in all respects with all the other shares of the same series.

          Prior to the issuance of any preferred shares of a series established by a supplementary Charter section adopted by the board of directors, the savings bank shall file with the OTS a dated copy of that supplementary section of this Amended and Restated Charter establishing and designating the series and fixing and determining the relative rights and preferences thereof.

     SECTION 6. Preemptive Rights. Holders of the capital stock of the savings bank shall not be entitled to preemptive rights with respect to any shares of the savings bank which may be issued.

     SECTION 7. Liquidation Account. Pursuant to the requirements of the Rules and Regulations for Insurance of Accounts of the Federal Savings and Loan Insurance Corporation, the savings bank shall establish and maintain a liquidation account for the benefit of its savings account holders as of February 28, 1974 and as of June 30, 1981 ("eligible savers"). In the event of a complete liquidation of the savings bank, it shall comply with such rules and

Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 48
- - ------------------------------

regulations with respect to the amount and the priorities on liquidation of each of the savings bank's eligible savers' inchoate interest in the liquidation account, to the extent it is still in existence. Provided, however, that an eligible saver's inchoate interest in the liquidation account shall not entitle such eligible saver to any voting rights at meetings of the savings bank's stockholders.

     SECTION 8.  Directors.

     (A) The savings bank shall be under the direction of a board of directors. The authorized number of directors shall be such number, not less than seven or greater than fifteen (except when a greater number is approved by the OTS), as may be fixed from time to time by the board of directors pursuant to a resolution adopted by a majority of the entire board of directors. (B) The directors shall be divided into three classes as nearly equal in number as possible. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. One class shall be elected by ballot annually. (C) The right to cumulate votes in the election of directors shall not exist with respect to the savings bank.

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Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 49
- - ------------------------------

     SECTION 9. Amendment of Charter. Except as provided in Section 5, no amendment, addition, alteration, change, or repeal of this charter shall be made, unless such is first proposed by the board of directors of the savings bank, then preliminarily approved by the OTS, which preliminary approval may be granted by the OTS pursuant to regulations specifying preapproved charter amendments, and thereafter approved by the stockholders by a majority of the total votes eligible to be cast at a legal meeting. Any amendment, addition, alteration, change, or repeal so acted upon shall be effective upon filing with the OTS in

Amended and Restated Charter S
Fidelity Federal Bank
  A Federal Savings Bank
Page 50
- - ------------------------------

accordance with regulatory procedures or on such other date as the OTS may specify in its preliminary approval.

                                           FIDELITY FEDERAL BANK,
                                             A FEDERAL SAVINGS BANK


                                           By____________________________
                                                 Richard M. Greenwood
                                                 Chairman of the Board

Attest:


__________________________

                                             ____________________________
Dated: ___________________                   Executive Secretary
                                             Office of Thrift Supervision

                                           OFFICE OF THRIFT SUPERVISION



Declared effective _________               By____________________________